Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 26, 2007, among LKQ Corporation, a Delaware corporation (the “US Borrower”), LKQ Delaware LLP, a Delaware limited liability partnership having two Alberta unlimited liability companies as its partners (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), the undersigned Lenders party to the Credit Agreement referred to below, each Additional Lender (as defined below) and each of the undersigned subsidiaries of the US Borrower (the “Subsidiary Guarantors” and, together with the Borrowers, the “Loan Parties”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, Deutsche Bank Securities Inc., as Syndication Agent, Lehman Commercial Paper Inc. (“LCPI”), as Administrative Agent, Deutsche Bank AG New York Branch (“DBNY”), as US Dual Currency RCF Agent, and Deutsche Bank AG Canada Branch, as Canadian Agent, are parties to a Credit Agreement, dated as of October 12, 2007 (the “Credit Agreement”);

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as described herein; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend, and enter into certain agreements with respect to, certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments and Agreements With Respect to Credit Agreement.

1.             Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical location:

                “Documentation Agents”:   National City Bank, Fifth Third Bank and Bank of America, N.A., in each case together with any successor to any such Person by merger, consolidation or otherwise.

2.             The definition of “Agents” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately prior to the text “the Syndication Agent” in said definition and inserting the text “,” in lieu thereof and (ii) inserting the text “and (except for purposes of Section 5.1) each Documentation Agent” immediately following the text “the Syndication Agent” appearing in said definition.

3.             The definition of “Canadian Term Loan Lender” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text “, with respect to each

Lender that is initially a party to this Agreement,” immediately prior to the text “(i)” appearing in said definition, (ii) inserting the text “initial” immediately prior to the text “Lender” appearing in clause (i) of said definition and (iii) inserting the text “initial” immediately following the text “shall refer to such” appearing in clause (ii) of said definition.

4.             The definition of “Revaluation Date” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “Canadian Borrower” appearing in clause (a)(i) of said definition and (ii) deleting the text “BA Loan or BA Equivalent Loan pursuant to Section 2.13(d)” appearing in clause (a)(ii) of said definition and inserting the text “Dual Currency RCF Loan maintained as a Eurodollar Loan, BA Loan or BA Equivalent Loan pursuant to this Agreement”.

5.             The definition of “US Branch” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “or Canadian Term Loan Lender, as applicable” immediately following the text “Dual Currency RCF Lender” appearing in said definition.

6.             The definition of “US Dollar RCF Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “on the Closing Date” immediately following the text “Commitments” appearing in the last sentence of said definition

7.             Notwithstanding anything to the contrary contained in the second sentence of Section 2.25(a) of the Credit Agreement, the Lenders and the Borrowers hereby agree that the minimum aggregate principal amount of the US Dollar RCF Commitment Increase effected pursuant to Section 9 below may be $15,000,000.

8.             Notwithstanding anything to the contrary contained in the third sentence Section 2.25(a) of the Credit Agreement, the Lenders and the Borrowers hereby agree that the US Dollar RCF Commitment Increase effected pursuant to Section 9 below shall be disregarded for purposes of determining the aggregate maximum amount of Incremental US Term Loans and US Dollar RCF Commitment Increases permitted thereby.

9.             Each of LCPI and DBNY (each, an “Additional Lender”) hereby severally agrees to increase its US Dollar RCF Commitment by the amount set forth opposite its name on Schedule 1.1A to the Credit Agreement (as amended hereby) under the column entitled “Incremental US Dollar RCF Commitment”, with each such increase to be effective on the First Amendment Effective Date (as defined below).  On the First Amendment Effective Date, (i) the commitment of each Additional Lender provided pursuant to this Section 9 shall become a part of the US Dollar RCF Commitment of such Additional Lender for all purposes of the Credit Agreement and the other Loan Documents and (ii) the aggregate amount of the Total US Dollar RCF Commitments under the Credit Agreement shall increase by the aggregate amount of the increases in the US Dollar RCF Commitments of the Additional Lenders effected pursuant to this Section 9.

10.           Section 9.9 of the Credit Agreement is hereby amended by deleting the penultimate sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

“The Syndication Agent or any Documentation Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent or Documentation Agent, as the case may be, hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent or the Documentation Agent, as the case may be, hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by any Arranger, any Agent or any Lender.”.

11.           Section 9.11 of the Credit Agreement is hereby amended by deleting said Section in its entirely and inserting the following new Section 9.11 in lieu thereof:

“9.11       The Arrangers, the Syndication Agent and the Documentation Agents.  Each Arranger, the Syndication Agent and each Documentation Agent, in their respective capacities as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.”.

12.           Section 10.1 of the Credit Agreement is hereby amended by inserting the text “without the consent of each Lender directly affected thereby” immediately following the text “Section 10.6” appearing in clause (ix) of said Section.

13.           Schedule 1.1A to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof new Schedule 1.1A as it appears as attached hereto.

14.           The cover page to the Credit Agreement is hereby amended by inserting the text “BANK OF AMERICA, N.A., FIFTH THIRD BANK and NATIONAL CITY BANK, as Documentation Agents” immediately following the text “DEUTSCHE BANK AG CANADA BRANCH, as Canadian Agent” appearing therein.

11.           Each Loan Party acknowledges and agrees that all Obligations of the Borrowers and guaranties thereof by the Loan Parties (including, without limitation, all US Dollar RCF Loans and other extensions of credit made pursuant to the additional US Dollar RCF Commitments provided pursuant to Section 9 above) shall (i) be fully guaranteed pursuant to the Guarantee and Collateral Agreement and (ii) be fully secured pursuant to the Security Documents.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that:

(a)           no Default or Event of Default exists as of the First Amendment Effective Date, both immediately before and immediately after giving effect thereto; and

(b)           all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the US Borrower and the Administrative Agent.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied; provided that the First Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

(i)            each Borrower, each Subsidiary Guarantor, each Additional Lender, the Administrative Agent and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention:  George Yannopoulos (facsimile: 212-354-8113 / e-mail: gyannopoulos@whitecase.com);

(ii)           the Administrative Agent shall have received copies of resolutions, in form and substance satisfactory to the Administrative Agent, duly adopted by the Board of Directors (or other applicable governing body) of each Loan Party relating to the matters herein, such resolutions to be certified as being true and correct copies thereof by a Secretary or Assistant Secretary of such Loan Party;

(iii)          the undersigned Lenders shall have received a reasonably satisfactory solvency certificate substantially in the form attached as Exhibit L to the Credit Agreement (but modified to give effect to the US Dollar RCF Commitment Increase effected pursuant to this Amendment), executed by the chief financial officer of the US Borrower; and

(iv) the US Borrower shall have delivered to the Administrative Agent such documents as may be requested by the Administrative Agent in connection with an Incremental Amendment pursuant to Section 2.25(b) of the Credit Agreement.

6.             From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the First Amendment Effective Date pursuant to the terms of this Amendment.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

LKQ CORPORATION,
as US Borrower

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Executive Vice President

LKQ DELAWARE LLP,
as Canadian Borrower

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Vice President

LEHMAN COMMERCIAL PAPER INC.,
as Lender and as Administrative Agent

By:	/s/ Diane Albanese
Name: Diane Albanese
Title: Authorized Signatory

LEHMAN BROTHERS COMMERCIAL BANK,
as Lender

By:	/s/ Brian McNany
Name: Brian McNany
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender and as US Dual Currency RCF Agent

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

DEUTSCHE BANK AG CANADA BRANCH,
as Lender and as Canadian Agent

By:	/s/ Robert A. Johnston
Name: Robert A. Johnston
Title: Vice President

By:	/s/ Marcellus Leung
Name: Marcellus Leung
Title: Assistant Vice President

BANK OF AMERICA, N.A.,
as Documentation Agent

By:	/s/ Craig W. McGuire
Name: Craig W. McGuire
Title: Senior Vice President

FIFTH THIRD BANK,
as Documentation Agent

By:	/s/ Neil G. Mesch
Name: Neil G. Mesch
Title: Vice President

NATIONAL CITY BANK,
as Documentation Agent

By:	/s/ Todd Kostelnik
Name: Todd Kostelnik
Title: Vice President

ACCU-PARTS LLC
AKRON AIRPORT PROPERTIES, INC.
A - RELIABLE AUTO PARTS & WRECKERS, INC.
B & D AUTOMOTIVE INTERNATIONAL, INC.
BODYMASTER AUTO PARTS SUPPLY, INC.
BODYMASTER AUTO PARTS, INC.
BUDGET AUTO PARTS U-PULL-IT, INC.
CAR BODY CONCEPTS, INC.
CHAMBERS PARTS DISTRIBUTORS
DAMRON HOLDING COMPANY, LLC
DAP TRUCKING, LLC
DOUBLE R AUTO SALES, INC.
FIT-RITE BODY PARTS, INC.
FM ACQUISITION CORP.
FENDERS AND MORE, INC.
GLOBAL TRADE ALLIANCE, INC.
INTEURO PARTS DISTRIBUTORS, INC.
KAI CHINA LLC,
each as a Subsidiary Guarantor

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Vice President

KEYSTONE AUTOMOTIVE INDUSTRIES FL, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES MN, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES NEVADA, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES OH, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES RESOURCES, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES TN, INC.,
each as a Subsidiary Guarantor

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Vice President

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.,
as a Subsidiary Guarantor

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Vice President

LKQ 1ST CHOICE AUTO PARTS, LLC
LKQ 250 AUTO, INC.
LKQ A & R AUTO PARTS, INC.
LKQ ACQUISITION COMPANY
LKQ ALL MODELS CORP.
LKQ APEX AUTO PARTS, INC.
LKQ ATLANTA, L.P.
LKQ AUTO PARTS OF CENTRAL CALIFORNIA, INC.
LKQ AUTO PARTS OF MEMPHIS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, L.P.
LKQ AUTO PARTS OF ORLANDO, LLC
LKQ AUTO PARTS OF UTAH LLC
LKQ BEST AUTOMOTIVE CORP.
LKQ BIRMINGHAM, INC.
LKQ BRAD’S AUTO & TRUCK PARTS, INC.
LKQ BROADWAY AUTO PARTS, INC.
LKQ COPHER SELF SERVICE AUTO PARTS-BRADENTON, INC.
LKQ COPHER SELF SERVICE AUTO PARTS-CLEARWATER INC.
LKQ COPHER SELF SERVICE AUTO PARTS-ST. PETERSBURG INC.
LKQ COPHER SELF SERVICE AUTO PARTS-TAMPA INC.
LKQ CRYSTAL RIVER, INC.
LKQ FOSTER AUTO PARTS SALEM, INC.
LKQ FOSTER AUTO PARTS WESTSIDE LLC
LKQ FOSTER AUTO PARTS, INC.
LKQ GORHAM AUTO PARTS CORP.
LKQ GREAT LAKES CORP.,
each as a Subsidiary Guarantor

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Vice President

LKQ HOLDING CO.
LKQ HUNTS POINT AUTO PARTS CORP.
LKQ LAKENOR AUTO & TRUCK SALVAGE, INC.
LKQ MANAGEMENT COMPANY
LKQ METRO, INC.
LKQ MID-AMERICA AUTO PARTS, INC.
LKQ MIDWEST AUTO PARTS CORP.
LKQ MINNESOTA, INC.
LKQ OF INDIANA, INC.
LKQ OF MICHIGAN, INC.
LKQ OF NEVADA, INC.
LKQ OF TENNESSEE, INC.
LKQ ONLINE CORP.
LKQ PENN-MAR, INC.
LKQ RALEIGH AUTO PARTS CORP.
LKQ ROUTE 16 USED AUTO PARTS, INC.
LKQ SALISBURY, INC.
LKQ SAVANNAH, INC.
LKQ SELF SERVICE AUTO PARTS-HOLLAND, INC.
LKQ SELF SERVICE AUTO PARTS-KALAMAZOO, INC.
LKQ SELF SERVICE AUTO PARTS-MEMPHIS, LLC
LKQ SELF SERVICE AUTO PARTS-ROCKFORD LLC
LKQ SELF SERVICE AUTO PARTS TULSA, INC.
LKQ SMART PARTS, INC.
LKQ STAR AUTO PARTS, INC.
LKQ TRIPLETTASAP, INC.
LKQ U-PULL-IT AUTO DAMASCUS, INC.
LKQ U-PULL-IT TIGARD, INC.
LKQ WEST MICHIGAN AUTO PARTS, INC.,
each as a Subsidiary Guarantor

By:	/s/ Mark T. Spears
Title: Vice President

MICHAEL AUTO PARTS, INCORPORATED
MID-STATE AFTERMARKET BODY PARTS, INC.
NORTHERN LIGHT REFINISHING INC.
PENNSYLVANIA COLLISION PARTS LLC
POTOMAC GERMAN AUTO SOUTH, INC.
POTOMAC GERMAN AUTO, INC.
PULL-N-SAVE AUTO PARTS, LLC
QUALITY BODY PARTS, INC.
REDDING AUTO CENTER, INC.
SCRAP PROCESSORS, LLC
SPEEDWAY PULL-N-SAVE AUTO PARTS, LLC
SUPREME AUTO PARTS, INC.
TRANSMETCO CORPORATION
TRANSWHEEL CORPORATION
U-PULL-IT, INC.
U-PULL-IT, NORTH, LLC,
each as a Subsidiary Guarantor

By:	/s/ Mark T. Spears
Name: Mark T. Spears
Title: Vice President